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                                                                    EXHIBIT 99.2

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") dated as of February 10, 2004 among ChromaVision Medical Systems, Inc., a Delaware corporation (the "COMPANY") and Safeguard Delaware, Inc., a Delaware corporation (the "PURCHASER"). Certain terms are used herein as defined in Annex 1 hereto or elsewhere in this Agreement.

                                   BACKGROUND

         The Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company shares of the Common Stock of the Company, $.01 par value and the Warrant (as defined below) for an aggregate purchase price of $5,000,000 in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT") all on terms subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       PURCHASE AND SALE OF COMMON SHARES AND WARRANT.

         1.1 Purchase and Sale of Common Shares. Upon the terms and conditions contained herein, the Company shall issue and sell to the Purchaser and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser shall purchase from the Company 2,295,230 shares of Common Stock of the Company (the "PURCHASE SHARES") for an aggregate purchase price of $5,000,000 and a warrant (the "WARRANT") in the form attached to this Agreement as EXHIBIT A to purchase 229,523 shares of Common Stock of the Company, subject to adjustment as set forth in the Warrant (the "WARRANT SHARES").

         1.2 Closing. Such purchase and sale referred to in Section 1.1 shall take place at a closing (the "CLOSING") to be held at the offices of Latham & Watkins LLP, 633 West Fifth Street, Los Angeles, California on the date hereof, or on such other date and at such time as may be mutually agreed upon by the parties (the "CLOSING DATE"). At the Closing, (i) the Company will issue and deliver certificates evidencing the Purchase Shares and the Warrant, registered in the name of the Purchaser against payment to the Company of the purchase price payable by the Purchaser, payable by wire transfer of immediately available funds in accordance with wire transfer instructions to be delivered to the Purchaser by the Company prior to the Closing and (ii) the Company and the Purchaser will enter into a Registration Rights Agreement in the form of EXHIBIT B hereto. (This Agreement, the Registration Rights Agreement and the Warrant are referred to as the "TRANSACTION DOCUMENTS".)

         1.3 Use of Proceeds. The Company agrees that it shall use the net proceeds from the sale of the Purchase Shares for (i) any legally permitted general corporate purposes and (ii) the payment of expenses incurred in connection with this transaction as provided for in Section 5.1. Nothing in this
Section 1.3 is intended to or shall constitute a waiver by the Purchaser of, or

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approval by it in connection with, any of the covenants set forth in the
Securities Purchase Agreement dated as of June 13, 2002 among the Company, the Purchaser and Safeguard Scientifics, Inc.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as follows:

         2.1 Organization and Qualification; Material Adverse Effect. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any direct or indirect Subsidiaries other than the Subsidiaries listed in the Pre-Agreement SEC Documents (as defined in Section 2.9). Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. As applied to the Company "MATERIAL ADVERSE EFFECT" means any adverse effect on the business, operations, prospects, properties or condition (financial or otherwise) of the Company or such other entity with respect to which such term is used and which is material to the Company and its Subsidiaries taken as a whole, and any material adverse effect on the transactions contemplated by, or the rights or remedies of the Company or obligations of the other parties under, the Transaction Documents taken together.

         2.2 Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform the Transaction Documents, to issue the Purchase Shares in accordance with the terms hereof and to issue the Warrant Shares in accordance with the terms of the Warrant, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Purchase Shares and the issuance of the Warrant Shares upon exercise of the Warrant, have been duly authorized by all corporate action required under applicable law, and no further consent is required, (iii) the Transaction Documents have been duly executed and delivered by the Company, and (iv) the Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application. The transactions contemplated by the Transaction Documents have been (i) negotiated and approved by a special committee of the board of directors of the Company formed for the purpose of considering such transactions and (ii) approved by the majority vote of the disinterested directors of the Company.

         2.3 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, 200,000 shares of Series C Convertible Preferred Stock and 12,500 shares of Series D 5% Convertible Preferred Stock, of which there are 38,588,604 shares of Common Stock issued and outstanding. Except as set forth on SCHEDULE 2.3, no shares of Common Stock and no shares of preferred stock are reserved for issuance to persons other than the Purchaser. All of the outstanding shares of the Common Stock and preferred stock have

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been validly issued and are fully paid and non-assessable. Except as set forth in SCHEDULE 2.3, no shares of capital stock are entitled to preemptive rights and there are no outstanding options or outstanding warrants for shares of Common Stock. Except as set forth on SCHEDULE 2.3, there are no other scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable for or convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible or exchangeable into shares, of capital stock of the Company. The Company has furnished the Purchaser with a true and correct copy of the Company's Certificate of Incorporation (the "CHARTER"), as in effect on the date hereof, and a true and correct copy of the Company's By-Laws, as in effect on the date hereof (the "BY-LAWS").

         2.4 Issuance of Securities. The Purchase Shares and the Warrant Shares are duly authorized and reserved for issuance and, upon issuance in accordance with the terms of this Agreement or the Warrant, as applicable, the Purchase Shares and the Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of any and all Liens, claims and encumbrances, and, subject to the registration of such shares in accordance with the applicable provisions of the Securities Act, the Purchase Shares have been listed on the Nasdaq Small Cap Market, and, upon issuance of such shares, the holders of such Shares shall be entitled to all rights and preferences then accorded to a holder of Common Stock. The outstanding shares of freely tradable Common Stock are currently quoted on the Nasdaq Small Cap Market.

         2.5 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby and the issuance of the Purchase Shares and the Warrant Shares (upon exercise of the Warrant in accordance with the terms thereof) do not and will not (i) result in a violation of the Company's Charter or By-Laws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party (collectively, "COMPANY AGREEMENTS"), (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iv) conflict with, constitute a default under, or result in a violation of any rule or regulation of, or any agreement with, a self-regulatory authority, except (other than in the case of clause (i) above) where such violation would not reasonably be expected to have a Material Adverse Effect. Except as set forth on SCHEDULE 2.5, the business of the Company and its direct and indirect Subsidiaries is being conducted in material compliance with (i) its Charter and By-Laws, (ii) all Company Agreements, and
(iii) all applicable laws, ordinances or regulations of any Governmental Authority, except (other than in the case of clause (i) above) where such violation would not reasonably be expected to have a Material Adverse Effect. Except as set forth on SCHEDULE 2.5, the Company is not required under federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its

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obligations under the Transaction Documents, or to issue and sell the
Securities, except for the registration provisions provided in the Registration Rights Agreement and the requirements, of the Nasdaq Stock Market, Inc. and the filing of a Form D with the Securities and Exchange Commission following consummation of the transactions contemplated by this Agreement.

         2.6 SEC Documents; No Non-Public Information. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the Company and its Subsidiaries have filed all reports, schedules, forms, statements and other documents required to be filed by them with the Securities and Exchange Commission ("SEC") since December 31, 1999 pursuant to the reporting requirements of the Exchange Act, including all such proxy information and registration statements, and any amendments thereto required to have been filed as of the Closing Date (all of the foregoing including filings incorporated by reference therein, together with all registration statements filed under the Securities Act, being referred to herein as the "SEC DOCUMENTS"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The SEC Documents contain all material information concerning the Company and its Subsidiaries required to be disclosed therein as of the dates thereof, and no event or circumstance has occurred prior to the date hereof which would require the Company to disclose such event or circumstance in order to make the statements in the SEC Documents not misleading but which has not, or will have not, been so disclosed or which will be disclosed in the current report on Form 8-K to be filed pursuant to Section 4.2.

         2.7 Financial Statements. The financial statements (including any related notes) of the Company and its Subsidiaries included in the SEC Documents complied as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto in effect at the time of their filing with the SEC. Such financial statements were prepared in accordance with United States GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly presented in all material respects the financial position of the Company and its Subsidiaries as of the respective dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         2.8 Poison Pill Provisions. The Company has amended the Rights Agreement, dated as of February 10, 1999, between the Company and Harris Trust Company of California, as amended (the "RIGHTS AGREEMENT") to exclude Purchaser and any of its Affiliates from the definition of "15% Stockholder" (as that term is defined in the Rights Agreement), and, accordingly, the Company has taken all action necessary to ensure that no Rights (as that term is defined in the Rights Agreement) have been exercised or are exercisable in connection with the

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execution and delivery of the Transaction Documents or the consummation of the transactions contemplated hereby or thereby. The Board of Directors of the Company (at a meeting duly called and held) has, by the unanimous vote of all directors present, approved such amendment to the Rights Agreement.

         2.9 No Litigation. Except as set forth in SCHEDULE 2.9 or the reports or documents filed at least five Trading Days prior to the Closing Date by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act (the "PRE-AGREEMENT SEC DOCUMENTS"), no litigation or claim (including those for unpaid taxes) against the Company or any of its Subsidiaries is pending or, to the Company's knowledge, threatened, and, to the Company's knowledge, no other event has occurred which, if determined adversely, could reasonably be expected to result in litigation which would have a Material Adverse Effect. There is no legal or regulatory proceeding or inquiry described in the Pre-Agreement SEC Documents that could reasonably be expected to have a Material Adverse Effect.

         2.10 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any anti-takeover provision contained in the Company's Charter or By-Laws or Delaware law which is or could become applicable to Purchaser or, to the extent such action is permissible under Delaware law, its assignees and transferees, as a result of the transactions contemplated by the Transaction Documents, including, without limitation, (i) the Company's issuance of the Purchase Shares and the Warrant Shares and (ii) the Purchaser's ownership of the Purchase Shares and the Warrant.

         2.11 Completeness of Disclosure. The Company has delivered to the Purchaser true and complete copies of each agreement, contract, commitment or other document (or summaries thereof) that is referred to specifically in the Schedules or that has been requested in writing by the Purchaser. Neither this Agreement nor any annex or schedule hereto or certificate provided pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not misleading.

3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         The Purchaser represents and warrants to the Company the following as to itself:

         3.1 Organization. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

         3.2 Authorization; Enforcement. (i) The Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Purchase Shares and the Warrant being sold to it hereunder, (ii) the execution and delivery of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and (iii) the Transaction Documents constitute valid and binding obligations of the Purchaser enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

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         3.3      No Conflicts. The execution, delivery and performance by the
Purchaser of the Transaction Documents and the consummation by the Purchaser of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the Purchaser's certificate of incorporation or by-laws, or
(ii) conflict with any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or Governmental Authority applicable to the Purchaser, except, in the case of clauses (ii) and (iii), for any such violation or conflict which would not have a Material Adverse Effect on the Purchaser. As applied to the Purchaser, "MATERIAL ADVERSE EFFECT" means any adverse effect on the business operations, prospects, properties or condition (financial or otherwise) of the relevant party which is material to the relevant party and its consolidated subsidiaries, taken as a whole, and any material adverse effect on the transactions contemplated by, or the rights or remedies of the relevant party or the obligations of the other parties under the Transaction Documents taken together.

         3.4 Access to Other Information. The Purchaser acknowledges that the Company has made available to the Purchaser the opportunity to examine such additional documents from the Company and to ask questions of, and receive full answers from, the Company concerning, among other things, the Company, its financial condition, its management, its prior activities and any other information which the Purchaser considers relevant or appropriate in connection with entering into the Transaction Documents.

         3.5 Risks of Investment. The Purchaser acknowledges that the Purchase Shares, the Warrant and the Warrant Shares have not been registered under the Securities Act. The Purchaser is capable of assessing the risks of an investment in the Common Stock of the Company and is fully aware of the economic risks thereof.

         3.6 Investment Representation. The Purchaser is purchasing the Purchase Shares and the Warrant (and if issued, the Warrant Shares) for its own account and not with a view to distribution in violation of any securities laws; provided, however, that by making the representations herein, such Purchaser does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with federal and state securities laws applicable to such disposition. Nothing in this Section 3.6 is intended to limit or otherwise affect the obligations of the Purchaser under Section 4.2.

         3.7 Restricted Securities. The Purchaser acknowledges and understands that the terms of issuance have not been reviewed by the SEC or by any state securities authorities and that the Purchase Shares and the Warrant have been (and, if issued, the Warrant Shares will be) issued in reliance on the certain exemptions for non-public offerings under the Securities Act, which exemptions depend upon, among other things, the representations made and information furnished by the Purchaser.

         3.8 Ability to Bear Economic Risk. The Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D, as amended, under the Securities Act, and it (i) is able to bear the economic risk of its investment in the Purchase Shares and the Warrant (and, if issued, the Warrant Shares), and
(ii) is able to hold such securities for an indefinite period of time, and (iii) can afford a complete loss of its investment in such securities.

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4.       COVENANTS.

         4.1 Public Announcements. Except as provided for herein, no party hereto shall make any public announcements or otherwise communicate with any news media with respect to this Agreement or any of the transactions contemplated hereby without prior consultation with the other party as to the timing and contents of any such announcement; provided, that nothing contained herein shall prevent either party from promptly making all filings with Governmental Authorities and all disclosure as may, in its good faith judgment after consulting with its legal counsel, be required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (in which case the disclosing party shall advise the other parties and provide them with a copy of the proposed disclosure or filing prior to making the disclosure or filing).

         4.2 Securities Compliance. The Company shall take all action necessary under applicable law, rule and regulation for the legal and valid issuance of the Purchase Shares and the Warrant (and, if issued, the Warrant Shares). Without limiting the foregoing, the Company shall, within one (1) Trading Day following the Closing Date, issue a press release describing in detail the transactions contemplated in the Transaction Documents, and within two (2) Trading Days following the Closing Date, file a current report on Form 8-K with the SEC concerning the transactions contemplated hereby and attaching this Agreement, together with all Exhibits hereto (excluding the Schedules), as exhibits to such Form 8-K. Such Form 8-K and any other Form 8-K and/or press release or other publicity concerning the Transaction Documents shall contain such information as is reasonably requested by the Purchaser and as may be reasonably approved by the Purchaser prior to issuance. If the Company fails to so file a Form 8-K or issue a press release as required herein within the requisite time period, the Purchaser at any time may issue a press release covering the transactions contemplated by the Transaction Documents.

         4.3 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Purchase Shares, as required under Regulation D of the Securities Act and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall have reasonably determined is necessary to qualify the applicable Purchase Shares and the Warrant for sale to Purchaser at the Closing under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date.

5.       EXPENSES; INDEMNITY.

         5.1 Expenses. Each party shall bear its own expenses incurred in connection with the proposed transaction.

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         5.2      Indemnification.

                  (a) In consideration of the Purchaser's execution and delivery of this Agreement and the Registration Rights Agreement and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Purchaser and all of its officers, directors and employees, and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (other than any cause of action, suit or claim brought or asserted by or on behalf of any security holders of Safeguard Scientifics Inc. in their capacity as such) and arising out of or resulting from the execution, delivery, performance, breach by the Company or enforcement against the Company of the Transaction Documents or any certificate or instrument contemplated hereby or thereby and (iv) the enforcement of this
Section 5.2(a).

                  (b) In consideration of the Company's execution and delivery of the Transaction Documents, the Purchaser shall defend, protect, indemnify and hold harmless the Company and its officers, directors and employees and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "COMPANY INDEMNITEES") from and against any and all Indemnified Liabilities, incurred by any Company Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Purchaser in the Transaction Documents or any other certificate or document contemplated hereby or thereby, or (ii) any breach of any covenant, agreement or obligation of the Purchaser contained in any of the Transaction Documents or any other certificate or document contemplated hereby or thereby, and (iii) the enforcement of this Section 5.2(b).

         5.3 Survival. The obligations of the parties under this Section 5 shall survive the Closing and any transfer of any of the Purchase Shares or the Warrant, enforcement, amendment or waiver of any provision of this Agreement or the Registration Rights Agreement, and the termination of this Agreement or of the Registration Rights Agreement.

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6.       NOTICES.

         6.1 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

If to the Company:

                      ChromaVision Medical Systems, Inc.
                      33171 Paseo Cerveza
                      San Juan Capistrano, CA  92675
                      Facsimile: (949) 443-3366
                      Attention: Chief Financial Officer

with a copy to:

                      Latham & Watkins LLP
                      633 West Fifth Street, Suite 4000
                      Los Angeles, CA  90071
                      Facsimile: (213) 891-8763
                      Attention: W. Alex Voxman, Esq.

If to Purchaser:

                      Safeguard Delaware, Inc.
                      103 Springer Building
                      3411 Silverside Road
                      P.O. Box 7048
                      Wilmington, DE  19803
                      Facsimile: (302) 478-3667
                      Attention: Chief Financial Officer

with a copy to:

                      Safeguard Scientifics, Inc.
                      435 Devon Park Drive
                      800 Building
                      Wayne, PA 19087
                      Facsimile: (610) 254-4301
                      Attention: General Counsel

                      and

                      Morgan, Lewis & Bockius LLP
                      1701 Market Street
                      Philadelphia, PA 19103
                      Facsimile: (215) 963-5001
                      Attention: Richard B. Aldridge

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         Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date and recipient facsimile number or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

7.       TERMINATION.

         7.1 Termination. This Agreement may be terminated (by written notice by the terminating party to the other party) and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

                  (a) By mutual written consent of the Purchaser and the Company;

                  (b) By the Purchaser or the Company if the Closing has not occurred on or before the second Business Day following the date hereof (unless the parties have otherwise agreed in writing); or

                  (c) By the Purchaser or the Company if a Governmental Authority or arbitrator shall have issued an order, decree or ruling or taken any other action, in each case restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement to occur at the Closing, and such order, decree, ruling or other action shall not have been lifted.

         7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 7.1 hereof, this Agreement shall forthwith become void and there shall be no liability on the part of either of the parties, except as set forth in Sections 5, 6, 8.5, 8.6, 8.7, 8.9, 8.10, 8.11 and this Section 7.2.

8.       MISCELLANEOUS.

         8.1 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         8.2 Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         8.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

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         8.4      Governing Law. THIS AGREEMENT AND THE VALIDITY AND PERFORMANCE
OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

         8.5 Consent to Jurisdiction and Service of Process. EACH OF THE COMPANY AND THE PURCHASER (I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT, COURTS OF THE STATE OF DELAWARE AND OTHER COURTS OF THE UNITED STATES SITTING IN NEW CASTLE COUNTY, DELAWARE FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF THE COMPANY AND THE PURCHASER CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         8.6 Waiver of Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

         8.7 Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their Affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein (including the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. The Purchaser may at any time elect, by notice to the Company, to waive (whether permanently or temporarily, and subject to such conditions, if any, as the Purchaser may specify in such notice) any of its rights (but not obligations) under any of the Transaction Documents to acquire shares of Common Stock from the Company, in which event such waiver shall be binding against the Purchaser in accordance with its terms.

         8.8 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Purchaser may assign some or all of its rights hereunder without the consent of the Company in connection with any sale or transfer of all or any portion of the Purchase Shares or the Warrant held by the Purchaser (other than in connection with any sale or transfer following which the securities transferred cease to be "restricted securities" under the Securities Act). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser, except in connection with a transfer of its business substantially or as a whole, whether by merger, consolidation, sale of assets or otherwise and provided that (1) the assignee assumes in writing all obligations hereunder and
(2) the Company remains liable to the extent still existing.

         8.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         8.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         8.11 Remedies. The Purchaser shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The Purchaser without prejudice may withdraw, revoke or suspend its pursuit of any remedy at any time prior to its complete recovery as a result of such remedy.

         8.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, wherever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any such notice, demand or election in whole or in part without prejudice to its future actions and rights.

         8.13 Obligations Absolute. Except as expressly set forth in the Transaction Documents, the parties' obligations under the Transaction Documents are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed as of the date and year first written above.

                                            CHROMAVISION MEDICAL SYSTEMS, INC.

                                             /s/ Stephen T.D. Dixon
                                            ------------------------------------
                                            By:    Stephen T.D. Dixon
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                            SAFEGUARD DELAWARE, INC.

                                            /s/ Garrett Melby
                                            ------------------------------------
                                            By:    Garrett Melby
                                            Title: Vice President

                                                                         ANNEX I

                              CERTAIN DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "AFFILIATE" shall mean, at any time, and with respect to any Person,
(a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

         "AGREEMENT" shall have the meaning set forth in the preamble.

         "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in Philadelphia, Pennsylvania are required or authorized to be closed.

         "BY-LAWS" shall have the meaning set forth in Section 2.3.

         "CHARTER" shall have the meaning set forth in Section 2.3.

         "CLOSING" shall have the meaning set forth in Section 1.2.

         "CLOSING DATE" shall have the meaning set forth in Section 1.2.

         "COMPANY" shall have the meaning set forth in the preamble.

         "COMPANY AGREEMENTS" shall have the meaning set forth in Section 2.5.

         "COMPANY INDEMNITEES" shall have the meaning set forth in Section
5.2(b).

         "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "EXCHANGE ACT" shall have the meaning set forth in Section 2.6.

         "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States of America. The term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean accounting principles which are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors as generally accepted accounting principles, and (b) such that a certified public accountant would, insofar as the use of accounting principles is pertinent, be in a position to deliver an unqualified opinion (except for changes in which said accountants concur) as to financial statements in which such principles have been properly applied.

         "GOVERNMENTAL AUTHORITY" shall mean:

         (a)      the government of

                  (i) the United States of America or any State or other political subdivision thereof, or

                  (ii) with respect to any Person, any jurisdiction in which such Person or any of its Subsidiaries conducts all or any part of its business, or which has jurisdiction over any properties of such Person or any of its Subsidiaries, or

         (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "INDEMNITEES" shall have the meaning set forth in Section 5.2(a).

         "INDEMNIFIED LIABILITIES" shall have the meaning set forth in Section 5.2(a).

         "MATERIAL ADVERSE EFFECT" shall have the meaning set forth in Sections
2.1 and 3.3.

         "PERSON" or "PERSON" shall mean an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "PRE-AGREEMENT SEC DOCUMENTS" shall have the meaning set forth in
Section 2.9

         "PURCHASER" shall have the meaning set forth in the preamble.

         "PURCHASE SHARES" shall have the meaning set forth in Section 1.1.

         "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement, dated as the date hereof, between the Company and the Purchaser.

         "RIGHTS AGREEMENT" shall have the meaning set forth in Section 2.8.

         "SEC" shall have the meaning set forth in Section 2.6.

         "SEC DOCUMENTS" shall have the meaning set forth in Section 2.6

         "SECURITIES ACT" shall have the meaning set forth in the recitals.

         "SUBSIDIARY" shall mean, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a

50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Except where specifically indicated to the contrary, all references in this Agreement to Subsidiaries of a Person shall be deemed to refer to all direct and indirect Subsidiaries of such Person.

         "TRADING DAY" shall mean (x) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, a day on which there is trading on such stock exchange, or (y) if the Common Stock is not listed on either of such stock exchanges but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

         "TRANSACTION DOCUMENTS" shall have the meaning set forth in Section
1.2.

         "WARRANT" shall have the meaning set forth in Section 1.1.

         "WARRANT SHARES" shall have the meaning set forth in Section 1.1.

                                                                       EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT DOES NOT REQUIRE PHYSICAL SURRENDER OF THE WARRANT UPON ANY PARTIAL EXERCISE HEREOF. AS A RESULT FOLLOWING ANY EXERCISE OF ANY PORTION OF THIS WARRANT, THE OUTSTANDING NUMBER OF SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNT OF SHARES SET FORTH BELOW.

                          COMMON STOCK PURCHASE WARRANT

                               TO PURCHASE 229,523
                            SHARES OF COMMON STOCK OF

                       CHROMAVISION MEDICAL SYSTEMS, INC.

         THIS CERTIFIES that, for value received, SAFEGUARD DELAWARE, INC., a Delaware corporation, and its successors and assigns (the "HOLDER") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time and from time to time on and after the date hereof, and on and prior to 8:00 p.m. Eastern Time on March 1, 2008 (the "EXPIRATION DATE"), but not thereafter, to subscribe for and purchase from CHROMAVISION MEDICAL SYSTEMS, INC., a Delaware corporation (the "COMPANY"), 229,523 shares (the "WARRANT SHARES") of common stock, $0.01 par value per share of the Company ("COMMON STOCK"). The purchase price of one share of Common Stock under this Warrant shall be the Exercise Price, as defined below and as may be adjusted from time to time pursuant to the terms hereof. The Exercise Price and the number of shares for which this Warrant is exercisable shall be subject to adjustment as provided herein.

         This Warrant is being delivered in connection with the Securities Purchase Agreement dated on or about the date hereof (the "PURCHASE AGREEMENT") entered into between the Company and the Holder.

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement. As used in this Warrant, the following terms shall have the following respective meanings:

         "CHANGE IN CONTROL TRANSACTION" will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting stock, or corresponding voting equity interests, of the surviving corporation after such event (including, without limitation, any "GOING PRIVATE" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company's Common Stock), (ii) any person (as defined in Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), other than Safeguard Scientifics, Inc. or any successor thereto (collectively "SSI")and/or SSI's affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power, (iii) there is a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors immediately prior to such replacement, (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis or (v) the Company enters into an agreement providing for an event set forth in clause (i), (ii),
(iii) or (iv) above, pursuant to which the Common Stock is converted or reclassified into other securities, cash or property.

         "CONVERTIBLE SECURITIES" means any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means $2.95, as such figure may be adjusted as provided herein.

         "PRINCIPAL MARKET" shall mean the market or exchange on which the Common Stock is then principally traded.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "TRADING DAY" shall mean a day on which there is trading on the Principal Market.

         "WARRANTS" shall mean this Warrant and any other warrants issued upon full or partial transfer of this Warrant to any direct or indirect subsequent transferees of this Warrant.

         2. TITLE OF WARRANT. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record holder hereof from time to time. The Company may deem and treat the registered holder as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the holder, and for all other purposes, and the Company shall not be affected by notice to the contrary except as provided herein.

         With the written consent of the Company, such written consent not to be unreasonably withheld, prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with (a) the Assignment Form annexed hereto properly endorsed, and (b) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws; provided that no such transfer may be made to a person that is not an "ACCREDITED INVESTOR" as defined in Rule 501 of Regulation D of the Securities Act; and provided further that no consent of the Company is required for any transfer or assignment in whole or in part from time to time to an affiliate of the Holder or the then holder that is an "ACCREDITED INVESTOR." The term "HOLDER" as used herein shall refer to the Holder or any subsequent permitted transferee of this Warrant. If this Warrant is duly assigned in accordance with the terms hereof, then the Company agrees, upon the request of the assignee, to amend or supplement promptly any effective registration statement covering the Warrant Shares so that such assignee is entitled to be a selling stockholder thereunder.

         3. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price as set forth herein, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens, encumbrances and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).

         4.       EXERCISE OF WARRANT.

                  (a) Exercise Procedure. Exercise of the purchase rights represented by this Warrant may be made at any time and from time to time, in whole or in part, on or after the date hereof but before 8:00 p.m. Eastern Time on the Expiration Date, by delivering the Notice of Exercise annexed hereto duly completed and executed (which delivery may be by facsimile) to the Company at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the full Exercise Price of the shares thereby purchased (subject to subsection (b) below), the holder shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Subject to subsection (b) below, payment of the Exercise Price of the shares shall be by certified check or cashier's check or by wire transfer to an account designated by the Company in an aggregate amount equal to the Exercise Price multiplied by the number of shares being purchased.

                  (b) Cashless Exercise. Alternatively, and only in the event the Warrant Shares are not subject to an effective registration statement, the holder may exercise this Warrant, in whole or in part in a "CASHLESS" or "NET-ISSUE" exercise by delivering to the offices of the Company or any transfer agent for the Common Stock a Notice of Exercise specifying the number of Warrant Shares to be delivered to such holder ("DELIVERABLE SHARES") and the number of Warrant Shares with respect to which this Warrant is being exercised ("EXERCISED SHARES"). The number of Deliverable Shares shall be calculated as follows:

                                    (Fair Market Value of Common Stock less
# of Deliverable Shares = # of  X   Exercise Price) / Fair Market Value of
       Exercised Shares             Common Stock Price

                  "FAIR MARKET VALUE" shall be deemed to be the last reported sale price of Common Stock on the Trading Day immediately prior to the date of exercise, or, if not reported, the fair market value of such Common Stock as reasonably determined by the Company and such holder.

                  (c) Issuance of Warrant Shares and Unexercised Warrants. Subject to subsection (d) below, in the event that this Warrant is not exercised in full, the number of Warrant Shares for which this Warrant may be exercised shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered pursuant to this Section 4, and the Company, at its expense, shall within five (5) Trading Days, issue and deliver to or upon the order of the holder a new Warrant of like tenor in the name of the holder or as the holder (upon payment by the holder of any applicable transfer taxes) may request, reflecting such remaining number of Warrant Shares.

                  All exercises of this Warrant will be deemed to occur as of the date of receipt by the Company of a validly executed Notice of Exercise (or such later date as may be indicated on such Notice of Exercise) (such date being referred to herein as the "EXERCISE DATE"), and certificates for shares of Common Stock purchased hereunder shall be delivered to the holder hereof within three (3) Trading Days after the Exercise Date. The holder may withdraw its Notice of Exercise under Section 3(a) or 3(b) upon written notice to the Company at any time thereafter, in whole or in part, if the Company fails to timely deliver the applicable certificates to the holder as provided in this Warrant.

                  In lieu of delivering physical certificates representing the Warrant Shares issuable upon conversion of this Warrant, provided the Company's transfer agent is a participant in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon exercise to the holder, by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described above shall apply to the electronic transmittals through the DWAC system. The Company agrees to use its best commercially reasonable efforts to coordinate with DTC to accomplish this objective.

                  (d) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon partial exercise of this Warrant in accordance with the terms hereof, the holder shall not be required to physically surrender this Warrant to the Company unless such holder is purchasing the full amount of Warrant Shares then represented by this Warrant. The holder and the Company shall maintain records showing the number of Warrant Shares so purchased hereunder and the dates of such purchases or shall use such other method, reasonably satisfactory to the holder and the Company, so as not to require physical surrender of this Warrant upon each such exercise.

         5. NO FRACTIONAL SHARES OR SCRIP. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. Any fractional share or scrip shall be rounded up to the nearest whole number.

         6. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder or in such name or names as may be directed by the holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof, and provided further, that the Company shall not be required to pay any tax or taxes or any other fees or expenses applicable to the holder or its transferee which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for the Warrant Shares in a name other than the name of the holder.

         7. CLOSING OF BOOKS. The Company will at no time close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

         8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. Subject to Sections 12 and 13 of this Warrant and the provisions of any other written agreement between the Company and the holder, prior to the exercise of this Warrant as provided herein, the holder shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights. However, at the time of the exercise of this Warrant pursuant to Section 4 hereof, the Warrant Shares so purchased hereunder shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

         9. REMEDIES. If the Company shall fail to deliver to the holder the Warrant Shares to be issued to the holder hereunder by the third Trading Day following the Exercise Date, whether by physical delivery of certificates or by book-entry transfer through DTC for such Warrant Shares, the Company shall, in addition to any other remedies under this Warrant or at law or in equity, pay as additional damages in cash to the holder, by the seventh (7th) Trading Day following the Exercise Date, an amount equal to one percent (1%) of the value of the Warrant Shares, and on each succeeding fifth (5th) Trading Day thereafter until such Warrant Shares are delivered, an amount equal to two percent (2%), of the value of the Warrant Shares not delivered to the holder by such third (3rd) Trading Day following the Exercise Date, based on the Fair Market Value as of the Exercise Date. The Company acknowledges that this remedy is partial and non-exclusive.

         10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT; DENOMINATION. In the event that any holder notifies the Company that its Warrant(s) have been lost, stolen or destroyed, then replacement Warrant(s) identical in all respects to the original Warrant(s) (except for any registration number and any adjustments to the Exercise Price or the number of Warrant Shares issuable hereunder pursuant hereto, if different than that shown on the original Warrant(s)) shall be delivered to the holder by the Company within three (3) Trading Days; provided that such holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Warrants. This Warrant is exchangeable for an equal aggregate number of Warrants of different denominations, as requested by the holder surrendering the same. No service charge will be made for such registration, replacement, transfer or exchange.

         11. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         12. EFFECT OF CERTAIN EVENTS. If at any time while this Warrant or any portion hereof is outstanding and unexpired there shall be a Change in Control Transaction, then the holder shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such Change in Control Transaction, the kind and amount of consideration including cash, stock, other securities, assets or any other property, which it would have owned or have been entitled to receive upon or after the happening of such transaction had this Warrant been exercised immediately prior thereto, subject to further adjustment as provided in Section 13. The Company shall not consummate a Change in Control Transaction unless the entity resulting from such transaction (if not the Company), or such transferee entity, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

         13. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. For purposes of any adjustment of the Exercise Price pursuant to this Section 13, the "EXERCISE PRICE" shall be deemed to be the Exercise Price as may have been previously adjusted hereunder.

                  (a) Stock Dividends, Splits, Combinations and Reclassifications. If, to the extent not covered by Section 12 above, the Company or any Subsidiary, at any time while this Warrant or any portion thereof is issued, outstanding and unexpired: (A) shall declare or pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including securities convertible into or exchangeable or exercisable for such equity securities) in shares of Common Stock; (B) subdivide the then outstanding Common Stock into a larger number of shares; (C) combine the then outstanding Common Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including, without limitation, in connection with any merger or consolidation), then the Exercise Price then in effect hereunder shall be adjusted by multiplying the Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section 13(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (b) Distributions. If the Company or any Subsidiary, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries, then the Exercise Price in effect at the opening of business on the day following the date fixed for the determination of holders of Common Stock entitled to receive such distribution shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the Fair Market Price (as defined below) per share of the Common Stock less the then fair market value as reasonably determined by the Board of Directors of the portion of the evidences of indebtedness or assets or rights or warrants so distributed (and for which an adjustment to the Exercise Price has not previously been made pursuant to the terms of this Section 13) applicable to one share of Common Stock, and the denominator of which shall be such Fair Market Price per share of the Common Stock, such adjustment to become effective immediately after the opening of business on the day following the date fixed for the determination of holders of Common Stock entitled to receive such distribution. "FAIR MARKET PRICE" shall mean the closing market price per share of Common Stock on the Principal Market on the Trading Day next preceding such fixed determination date or such other date on which the Fair Market Price is being determined. The Company shall deliver to each holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. In the event that the Exercise Price shall change by more than 5%, the holder shall have the right to have the fair market value determined by an independent nationally reputable investment banker mutually selected by the Company and the holder, at the Company's expense.

                  For the purposes of the foregoing adjustments, in the case of the issuance of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

                  (c) Inverse Proportional Adjustments to Exercise Price and Warrant Shares. In the event of any adjustment in the number of Warrant Shares issuable hereunder upon exercise pursuant to Section 13(a) or 13(b) hereof, the Exercise Price shall be inversely proportionately increased or decreased, as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same. Similarly, in the event of any adjustment in the Exercise Price pursuant to Section 13(a) or 13(b) hereof, the number of Warrant Shares issuable hereunder upon exercise shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same.

                  (d) Additional Sales or Issuances of Securities. If the Company sells or issues any securities of the Company during the period ending on the date (such date, the "FINAL DATE") that is the earlier to occur of (i) February 10, 2005 or (ii) the first date after the date hereof on which the Company consummates one or more financings resulting in aggregate gross proceeds to the Company of $10,000,000 or more and, in connection with such subsequent sale(s) or issuance(s), a party is issued one or more warrants to purchase a number of shares of Common Stock or Common Stock equivalents that is greater than 10% (the percentage of shares which may be purchased by such warrant or warrants, the "WARRANT COVERAGE PERCENTAGE") of the total number of shares of Common Stock or Common Stock equivalents purchased by such party (excluding any warrants issued other than in connection with a financing), then the number of Warrant Shares issuable hereunder upon exercise shall be automatically increased (but not decreased) by an amount (the "ADDITIONAL WARRANT SHARES AMOUNT") equal to (X) the Warrant Coverage Percentage minus 10% multiplied by (Y) 2,295,230. Any adjustment in the number of shares into which this Warrant is exercisable pursuant to this Section 13(d) shall not result in an adjustment to the Exercise Price pursuant to Section 13(c). In addition, notwithstanding anything herein to the contrary, in the event of one or more partial transfers of this Warrant, then the number of additional Warrant Shares, if any, into which this Warrant may become exercisable pursuant to this Section 13(d) shall be proportionately allocated between the Holder and any such partial transferees of this Warrant in a manner such that under no circumstances will the aggregate number of additional Warrant Shares issuable to all such transferee holders and the Holder as a result of the adjustment contemplated by this Section 13(d) exceed the Additional Warrant Shares Amount (and any replacement or partial replacement Warrant certificates issued to any such transferees will reflect the allocation contemplated by this sentence). In the event that the Company sells or issues any securities on or prior to the Final Date other than in connection with a placement of common stock, or any rights that could be exercised or converted into common stock, with warrant coverage, the Company and the Holder shall negotiate in good faith to determine the Additional Warrant Shares Amount, or in the absence of agreement, such determination shall be made by a third party independent appraiser mutually acceptable to the Company and the Holder, which appraiser shall determine the Additional Warrant Shares Amount based on the dilutive effect of any rights that could be exercised or converted into securities issued in such sale(s) or issuance(s) as compared to the value of the Warrant delivered in connection with the Purchase Agreement (with the objective that the value of the Warrant issued in connection with the Purchase Agreement (taking into account the size of the financing contemplated by the Purchase Agreement) should be comparable to the value of the warrant issued in such other sale(s) or issuance(s) (taking into account the size of the financing in such other sale(s) or issuance(s)).

         14.      NOTICES. If:

                  (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                  (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                  (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                  (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                  (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be facsimiled and mailed to each holder at their last addresses as they shall appear upon the Warrant register of the Company, at least 20 business days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date fixed to determine which holders of Common Stock of record will be entitled to such dividend, distributions, redemption, rights or warrants and/or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up.

         15. VOLUNTARY ADJUSTMENT BY THE COMPANY . The Company may at its option, at any time during the term of this Warrant, reduce but not increase the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         16. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, the Company shall promptly facsimile and mail by registered or certified mail, return receipt requested, to the registered holder a notice setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after giving effect to such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         17. AUTHORIZED SHARES . The Company covenants that during the period this Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any and all purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as is necessary and within its control to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market or any other domestic securities exchange or market upon which the Common Stock may be listed.

         18.      MISCELLANEOUS.

                  (a) Issue Date; Choice of Law; Venue; Jurisdiction; No Jury Trial. THE PROVISIONS OF THIS WARRANT SHALL BE CONSTRUED AND SHALL BE GIVEN EFFECT IN ALL RESPECTS AS IF IT HAD BEEN ISSUED AND DELIVERED BY THE COMPANY ON THE DATE HEREOF. THIS WARRANT SHALL BE BINDING UPON ANY SUCCESSORS OR PERMITTED ASSIGNS OF THE COMPANY. THIS WARRANT WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, EXCEPT FOR MATTERS ARISING UNDER THE SECURITIES ACT, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE COUNTY OF DELAWARE IN THE STATE OF DELAWARE IN CONNECTION WITH ANY DISPUTE ARISING UNDER THIS WARRANT AND HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY

OBJECTION BASED ON FORUM NON CONVENIENS, TO THE BRINGING OF ANY SUCH PROCEEDING IN SUCH JURISDICTION. EACH PARTY HEREBY AGREES THAT IF THE OTHER PARTY TO THIS WARRANT OBTAINS A JUDGMENT AGAINST IT IN SUCH A PROCEEDING, THE PARTY WHICH OBTAINED SUCH JUDGMENT MAY ENFORCE SAME BY SUMMARY JUDGMENT IN THE COURTS OF ANY COUNTRY HAVING JURISDICTION OVER THE PARTY AGAINST WHOM SUCH JUDGMENT WAS OBTAINED, AND EACH PARTY HEREBY WAIVES ANY DEFENSES AVAILABLE TO IT UNDER LOCAL LAW AND AGREES TO THE ENFORCEMENT OF SUCH A JUDGMENT. EACH PARTY TO THIS WARRANT IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS IN ACCORDANCE WITH SECTION 18(C). NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY WAIVES ITS RIGHT TO A TRIAL BY JURY

                  (b) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only with the written approval of (i) the holder hereof and the Company or (ii) the Majority Holders and the Company. "MAJORITY HOLDERS" means holders of a majority of the Warrants (with such majority being determined based on the number of warrant shares underlying such Warrants). Any amendment effected in accordance with clause (i) of the preceding sentence shall be binding upon the Holder, each future holder and the Company, and any amendment effected in accordance with clause (ii) shall be binding upon all holders of Warrants (including the Holder) and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision at any other time.

                  (c) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or future holders hereof or the Company shall be personally delivered or facsimiled or shall be sent by reputable overnight courier or certified or registered mail, postage prepaid, to the Holder or each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Purchase Agreement. All notices under this Warrant shall be deemed to have been given (i) in the case of personal or facsimile delivery, on the date of such delivery,
(ii) in the case of mailing, when received and (iii) in the case of overnight courier, upon receipt. A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice delivered in accordance with the provisions of this Section 18(c).

                  (d) Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (e) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder granted hereunder against impairment. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any Warrant Shares above the amount payable therefor on such exercise and (b) shall take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

                  (f) Specific Performance. The Company acknowledges and agrees that irreparable damage would occur in the event that the Company fails to perform any of the provisions of this Warrant in accordance with its specific terms. It is accordingly agreed that the holder shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof this being in addition to any other remedy to which the holder may be entitled at law or in equity.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officer.

Dated: February 10, 2004

                                            CHROMAVISION MEDICAL SYSTEMS, INC.

                                            By:_________________________________
                                            Name:
                                            Title:

                               NOTICE OF EXERCISE
             (To be executed by the holder to exercise the right to
          purchase shares of Common Stock under the foregoing Warrant)

TO:      CHROMAVISION MEDICAL SYSTEMS, INC.

RE: COMMON STOCK PURCHASE WARRANT issued to _______________ on February __, 2004 to purchase shares of Common Stock (the
         "Warrant")

(1)      CHECK ONE:

___      (a)      The undersigned hereby elects to purchase _________ shares of
         Common Stock of CHROMAVISION MEDICAL SYSTEMS, INC. pursuant to Section 4(a) of the Warrant, and will tender payment of the purchase price in full, together with all applicable transfer taxes payable pursuant to the Warrant, if any.

                                       OR

___      (b)      The undersigned hereby exercises the Warrant with respect
         _________ shares of Common Stock of CHROMAVISION MEDICAL SYSTEMS, INC. on a cashless, "net basis" pursuant to Section 4(b) of the Warrant, and hereby instructs the Company to deliver _______ shares of Common Stock to the holder of the Warrant based on a Fair Market Value of $________.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                    ___________________________________
                    Name

                    ___________________________________
                    Address

(3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                    ___________________________________
                    Name

                    ___________________________________
                    Address

Dated: _____________________________                Print Name of Holder:

                                                     ___________________________
                                                    (Sign) By:__________________
                                                    Print Name:
                                                    Print Title:

                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                 this form and supply the required information.
                      Do not use this form to exercise the
                                    Warrant.)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the right represented by the within Warrant to purchase _______ shares of Common Stock of CHROMAVISION MEDICAL SYSTEMS, INC. to which the within Warrant relates and appoints ___________________ attorney to transfer said right on the books of CHROMAVISION MEDICAL SYSTEMS, INC. with full power of substitution in the premises.

Dated:

_____________________________

                                      __________________________________________
                                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                      __________________________________________
                                      Address of Transferee

                                      __________________________________________

                                      __________________________________________

In the presence of:

_____________________________

                                                                       EXHIBIT B

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT") is entered into as of February 10, 2004 between ChromaVision Medical Systems, Inc., a Delaware corporation (the "COMPANY") and Safeguard Delaware, Inc., a Delaware corporation (the "PURCHASER").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, between the Company and the Purchaser (the "PURCHASE AGREEMENT"), the Company has agreed to sell and issue to the Purchaser, and the Purchaser has agreed to purchase from the Company 2,295,230 shares of the Company's common stock, $0.01 par value ("COMMON STOCK") and the Warrant (as defined in the Purchase Agreement) to purchase Warrant Shares (as defined in the Purchase Agreement) for an aggregate purchase price of $5,000,000 as more fully specified and subject to the terms and conditions set forth in the Purchase Agreement; and

         WHEREAS, pursuant to the terms of, and in partial consideration for the Purchaser's agreement to enter into, the Purchase Agreement, the Company has agreed to provide the Purchaser with certain registration rights, as well as certain other rights and remedies as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Purchase Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agrees as follows:

1. Certain Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

         "COMMISSION" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "HOLDER" and "HOLDERS" shall mean the Purchaser and any transferee of Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

         "REGISTRABLE SECURITIES" shall mean: (i) the Shares, (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the Shares; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses.

         The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRATION EXPENSES" shall mean all expenses to be incurred by the Company in connection with each Holder's registration rights under this Agreement other than Selling Expenses, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "blue sky" fees and expenses, reasonable fees and disbursements of counsel to Holders (using a single counsel selected by a majority in interest of the Holders if more than one Holder is participating in a registration hereunder) for a "due diligence" examination of the Company and review of the registration statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, and all fees and disbursements of counsel for Holders not included within "Registration Expenses."

         "SHARES" shall mean the Purchased Shares and the Warrant Shares.

2.                Request for Registration.

         (a) If the Company receives from a Holder or Holders a written request that the Company effect a registration with respect to shares of Registrable Securities held by such Holder or Holders having an aggregate price to the public (net of underwriters' discounts and commissions) of at least $500,000 or with respect to at least 300,000 Shares, the Company will, as soon as practicable, use commercially reasonable efforts to effect such registration (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution, though negotiated, underwritten or other transactions or through a combination of such methods of sale at the election of such Holder, of all or such portion of such the Registrable Securities as are specified in such request.

         (b) Notwithstanding Section 2(a), the Company shall not be obligated to take any action to effect or complete any such registration pursuant to this Section 2:

                  (i) During the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on the date sixty (60) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided, that the Company gives notice of its intention to file such registration statement to the Holder or Holders within thirty (30) days of its request for registration; and provided, further that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; however, the Company may not delay a requested registration under this paragraph if the Company's registration statement will include no equity securities or securities convertible into equity securities and the requested registration will not be part of an underwritten public offering; or

                  (ii) After the Company has effected two registrations pursuant to this Section 2; provided that any registration request that (A) is delayed by the Company pursuant to Section 2(b)(i) or (B) does not result in a registration being effected, will not count towards such two registration limit;

                  (iii) If the Holder requesting registration is able to sell all of such Holder's shares requested to be registered under Rule 144(k) of the Securities and Exchange Commission adopted under the Securities Act; or

                  (iv) If the Company shall furnish to the Holder or Holders requesting registration a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12-month period.

         (c) If the registration pursuant to this Section 2 is effected through a firm commitment underwritten public offering at the election of the Holder, the Company shall, together with such Holder, enter into an underwriting agreement in customary form with a managing underwriter selected by the Holder. Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise the Holder and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be limited to such amount; provided, however, that in the event of such limitation on the number of shares to be underwritten, no securities to be registered for sale by the Company shall be included unless all shares of Registrable Securities requested by the Holder to be included in such underwriting are so included.

3.                Company Registration.

         (a) If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account for the account of a Holder or the account of a stockholder who is not a Holder, the Company shall:

                  (i) promptly give the Holders (excluding any such Holder for whose account the shares are determined to be registered) written notice thereof; and

                  (ii) include in such registration (and any related qualifications including compliance with "blue sky" laws), and in any underwriting involved therein, all the shares of Registrable Securities specified in a written request or requests, made within 20 days after the date of such written notice from the Company, by any such Holder.

         (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each Holder as a part of the written notice given pursuant to Section 3(a)(i). In such event, the right of each Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of shares of Registrable Securities in the underwriting shall be limited to the extent provided herein. Each Holder shall (together with the Company and the other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, no securities to be registered for sale by Holders shall be included unless all shares to be registered for sale by the Company to be included in such underwriting are so included and any remaining securities to be included in such registration shall be allocated (i) first, to holders of securities having prior registration rights to the Holders pursuant to which the Company has previously agreed to include the securities of such holders in a registration of the type contemplated by this Section 3 and (ii) second, pro rata among the Holders and any other holders of "piggy-back" registration rights, based on the number of shares requested to be included in such registration by all such holders. The Company shall so advise each Holder and the number of shares of Registrable Securities to be included in the registration and underwriting shall be so limited.

         (c) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, all Holders shall provide upon request customary lock-up agreements for themselves and their affiliates by which they agree not sell any of their shares for a period of 180 days from the effective date of the registration statement.

4.                Registration on Form S-3.

         (a) In case the Company shall receive from a Holder or Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities having an aggregate price to the public (net of underwriters discounts and commissions) of at least $500,000 or a public offering of at least 300,000 Shares and the Company is a registrant entitled to use Form S-3 to register the shares of Registrable Securities for such an offering, the Company shall use commercially reasonable efforts to cause such shares of Registrable Securities to be registered for the offering on such form and to cause such shares of Registrable Securities to be qualified in such jurisdictions as such Holder may reasonably request. If such offer is to be an underwritten offering, the underwriters shall be selected by the Holder or Holders requesting the registration.

         (b) There shall be no limit on the number of registration requests by Holders pursuant to the preceding paragraph.

         (c) The provisions of Section 2(b)(i), (iii), and (iv) and Section 2(c) shall apply to any request for registration pursuant to Section 4(a).

5. Registration Procedures. In connection with each registration effected pursuant to Section 2, 3 or 4, the Company shall, except as provided in
Section 2(b) and 4(c):

         (a) Promptly prepare and file with the SEC a registration statement and such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, or prepare and file such additional registration statements, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended methods of disposition by the seller thereof as set forth in the registration statement (and the disposition of all shares of Registrable Securities as necessary to comply with this Agreement) and notify each Holder of the filing and effectiveness of such registration statement and any amendments or supplements thereto. The Company shall promptly forward to each participating Holder's counsel a copy of any correspondence or other written communications with the SEC or other regulatory authority, relating to the registration statement or the shares of Registrable Securities.

         (b) After the registration, furnish to each participating Holder such number of copies of a current prospectus conforming with the requirements of the Securities Act and any other documents incident thereto, copies of the registration statement, any amendment or supplement to such prospectus or registration statement and any documents incorporated by reference therein and such other documents as such Holder may from time to time reasonably request in order to facilitate the disposition of the shares of Registrable Securities registered on behalf of such Holder.

         (c) Use commercially reasonable efforts to register and qualify the shares of Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of all United States jurisdictions (except in any such jurisdiction where the registration and qualification of the securities covered by such registration statement is exempt under the laws and regulations of such jurisdiction); provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (d) Notify the participating Holders immediately of the happening of any event known to the Company (but not the substance or details of any such event unless specifically requested by any such Holder) as a result of which the prospectus (including any supplements thereto or thereof and any information incorporated or deemed to be incorporated by reference therein) included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use commercially reasonable efforts to promptly update and/or correct such prospectus. Notwithstanding the foregoing, if the Company shall furnish to the Holder or Holders whose Registrable Securities have been so registered a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be detrimental to the Company and its stockholders to update and/or correct any such prospectus, the Company shall have the right to defer updating or correcting such prospectus for a period of not more than 120 days after the notification to the Holders; provided, however, that the Company may not utilize this right more than once in any 12-month period. During any such 120-day or shorter period, the Holders will not deliver any such prospectus or sell any Registrable Securities in reliance thereon.

         (e) Notify each participating Holder immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

         (f) Permit a single firm of counsel, selected by the participating Holders, to review the registration statement and all amendments and supplements thereto within a reasonable period of time prior to each filing, and shall not file any document in a form to which such counsel reasonably objects.

         (g) Use commercially reasonable efforts to cause the shares of Registrable Securities registered by the registration statement to be listed or quoted on each securities exchange and/or market on which the Common Stock is then listed and/or quoted and prepare and file any required filings with the National Association of Securities Dealers, Inc. or any exchange or market where the Common Stock is then listed and/or traded.

         (h) If applicable, take all steps necessary to enable each participating Holder to avail themselves of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Securities Act.

6. Holder Deemed an Underwriter. In the event that a Holder selling Registrable Securities is deemed to be an underwriter, the Company shall enter into such customary agreements with such Holder as would customarily be entered into with an underwriter (excluding provisions for the purchase and sale of the Common Stock and any discounts or other consideration) and:

         (a) make such representations and warranties to such Holder in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;

         (b) cause to be delivered, if requested, to such Holder opinions of independent counsel to the Company, on and dated as of the effective day of the registration statement, and within 90 days following the end of each fiscal year thereafter, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Holder and their counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by the Company in connection with the authorization, issuance and registration thereof and other matters that are customarily given to underwriters in underwritten offerings, addressed to such Holder;

         (c) cause to be delivered, immediately prior to the effectiveness of the registration statement, and at the beginning of each fiscal year following a year during which the Company's independent certified public accountants shall have reviewed any of the Company's books or records, a "comfort" letter from the Company's independent certified public accountants addressed to such Holder, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary offerings; such accountants shall have undertaken in each such letter to update the same quarterly during each such fiscal year for which such books or records are being reviewed so that each such letter shall remain current, correct and complete as of the end of such accountant's review of the Company's quarterly financial statements; and each such letter and update thereof, if any, shall be reasonably satisfactory to such Holder(s);

         (d) shall include in such agreements customary indemnification and contribution provisions to and from underwriters; and

         (e) deliver such documents and certificates as may be reasonably requested by the Holder to evidence compliance with clause (a) above and with any customary conditions contained in underwriting agreements, if any.

7. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holder or Holders.

8. Registration on Form S-3; Other Forms. In connection with each registration effected pursuant to this Agreement, the Company shall use commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act.

9. Registration Period. In the case of a registration effected by the Company pursuant to this Agreement, the Company will use commercially reasonable efforts to keep such registration effective at all times during the period commencing on the effective date of the registration statement and continuing thereafter until the all Registrable Securities covered by such registration have been sold thereunder.

10.               Indemnification.

         (a) The Company Indemnity. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling each Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, including any of the foregoing incurred in any litigation, commenced or threatened, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any violation by the Company of its representations to or covenants with the Holders under this Agreement or any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter (if any) therefor and stated to be specifically for use therein. The indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

         (b) Holder Indemnity. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any violation by the such Holder of its representations to or covenants with the Company under this Agreement or any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale or sales of the Registrable Securities which gave rise to the claim for indemnification. The indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

         (c) Procedure. Each party entitled to indemnification under this Section 10 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

11.               Contribution.

         (a) If the indemnification provided for in Section 10 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying each of such Indemnified Parties, shall contribute to the amount paid or payable by each such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

         (b) In no event shall the obligation of any Indemnifying Party to contribute under this Section 11 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 10(a) or 10(b) hereof had been available under the circumstances.

         (c) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities which gave rise to the necessity for contribution or (ii) in the case of an underwriter, the amount by which the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

12. Survival. The indemnity and contribution agreements contained in Sections 10 and 11 and the representations and warranties of the Company referred to in Section 6(a) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or the Purchase Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Shares.

13. Information by Holders. Each Holder shall reasonably promptly furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. The intended method or methods of disposition and/or sale (Plan of Distribution) of such securities as so provided by such Holder shall be included without alteration in the registration statement covering the Shares and shall not be changed without written consent of such Holder, except that such Holder may not require an intended method of disposition which, in the reasonable opinion of counsel to the Company, violates applicable securities law.

14. Replacement Certificates. The certificate(s) representing the Shares held by a Holder may be exchanged by such Holder at any time and from time to time for certificates with different denominations representing an equal aggregate number of Shares, as reasonably requested by such Holder upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

15. Transfer or Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The rights granted to the Purchaser by the Company under this Agreement to cause the Company to register Shares may be transferred or assigned (in whole or in part) to up to two transferees or assignees of Shares , and all other rights granted to the Purchaser by the Company hereunder may be transferred or assigned to up to two transferees or assignees of any Shares; provided in each case that the Company must be given written notice by the Purchaser at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided, further, that the transferee or assignee of such rights agrees in writing to be bound by the provisions of this Agreement.

16.               Miscellaneous.

         (a) Remedies. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

         (b) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

                                    to the Company:

                                    ChromaVision Medical Systems, Inc.
                                    33171 Paseo Cerveza
                                    San Juan Capistrano, California 92675
                                    Facsimile: (949) 443-3366
                                    Attention: Financial Officer

                                    with a copy to:

                                    Latham & Watkins LLP
                                    633 West Fifth Street, Suite 4000
                                    Los Angeles, California 90071
                                    Facsimile: (213) 891-8763
                                    Attention: W. Alex Voxman, Esq.

                                    to the Purchaser:

                                    Safeguard Delaware, Inc.
                                    103 Springer Building
                                    3411 Silverside Building
                                    P.O. Box 7048
                                    Wilmington, Delaware 19803
                                    Facsimile: (302) 478-3667
                                    Attention: Chief Financial Officer

                                    with copies to:

                                    Safeguard Scientifics, Inc.
                                    435 Devon Park Drive
                                    800 Building
                                    Wayne, Pennsylvania 19087
                                    Facsimile: (610) 254-4301
                                    Attention: General Counsel

                                    Morgan, Lewis & Bockius
                                    1701 Market Street
                                    Philadelphia, Pennsylvania 19103
                                    Facsimile: (215) 963-5001
                                    Attention: Richard B. Aldridge

         Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date and recipient facsimile number or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         (c) Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The representations and warranties and the agreements and covenants of the Company and the Purchaser contained herein shall survive the Closing.

         (d) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

         (e) Entire Agreement. This Agreement, together with the Purchase Agreement and the agreements and documents contemplated hereby and thereby, contains the entire understanding and agreement of the parties, and may not be modified, amended or terminated except by a written agreement signed by both parties.

         (f)               Jurisdiction. EACH OF THE COMPANY AND THE PURCHASER
(I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT, COURTS OF THE STATE OF DELAWARE AND OTHER COURTS OF THE UNITED STATES SITTING IN NEW CASTLE COUNTY, DELAWARE FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF THE COMPANY AND THE PURCHASER CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (g) Governing Law. THIS AGREEMENT AND THE VALIDITY AND PERFORMANCE OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

         (h)               Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A
TRIAL BY JURY.

         (i) Titles. The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                       * * * Signature page follows * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                            COMPANY:

                                            CHROMAVISION MEDICAL SYSTEMS, INC.

                                            By:_________________________________
                                               Name:
                                               Title:

                                            PURCHASER:

                                            SAFEGUARD DELAWARE, INC.

                                            By:_________________________________
                                               Name:
                                               Title: